FEDERATED STOCK AND BOND FUND, INC.

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES

SUPPLEMENT TO PROSPECTUS DATED DECEMBER 31, 1999

     The following information is a supplement to your prospectus to advise you of changes which will be effective on November 1, 2000. Please keep this supplement for your records.

1. In the section of the Prospectus entitled "What is the Fund's Investment Objective?" on page one please replace the current first sentence of the paragraph with the following:

            "The Fund's investment objective is to provide relative safety of capital with the possibility of long-term growth of capital and income."

2. In the section entitled "What are the Fund's Main Investment Strategies?" under the Risk/Return Summary on page one, please replace the second paragraph with the following:


               "With regard to the portion of the Fund allocated to equity securities, the

              Fund invests primarily in securities of medium and large capitalization companies that offer superior growth prospects or companies with stock that is undervalued".

3. Please delete the section entitled "Risks Relating to Investing for Value" under "What are the Main Risks of Investing in the Fund?" on page one and replace with the following:



o INVESTMENT STYLE RISKS. The Fund may employ a combination of styles that impact its risk characteristics, such as growth and value investing. Due to the Fund's style of investing, the Fund's share price may lag that of other funds using a different investment style.

4. Please add the following under "What are the Main Risks of Investing in the Fund?" on page one:


o SECTOR RISKS. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

5. In the section entitled "What are the Fund's Investment Strategies?" on page 5, please replace the second and third paragraph with the following:


            "With regard to the portion of the Fund allocated to equity securities, the Fund pursues its investment objective by investing primarily in equity securities of medium and large capitalization companies that offer superior growth prospects or companies with stock that is undervalued.

            In selecting equity securities, the Adviser reviews potential issues, looking at criteria appropriate to the Fund's investment goals. Using its own quantitative process, the Adviser rates the future performance potential of equity securities. The Adviser evaluates each company's earnings potential, market valuation and expected long-term growth to narrow the list of attractive companies. The Adviser then evaluates factors which are important to the future performance of the security such as product positioning and earnings quality. Further, the Adviser considers current economic, financial market, and industry factors, which may affect the issuing company. Using this combination of quantitative and fundamental analysis, the Adviser selects the most promising securities for the Fund.

            Companies with similar characteristics may be grouped together in broad categories called sectors. In determining the amount to invest in an equity security, and in order to manage sector risk, the Adviser attempts to limit the Fund's exposure to each business sector that comprises more than 5% the S&P 500 Index (the "Index"), as a general matter, to not less than 50% nor more than 200% of the Index's allocation to that sector".

6. Please delete the section entitled "Risks Relating to Investing for Value" under "What are the Specific Risks of Investing in the Fund?" on page nine and replace with the following:


         "INVESTMENT STYLE RISK

o Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A fund may outperform other funds that employ a different style. The Fund may employ a combination of styles that impact its risk characteristics, such as growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are out of favor or undervalued in comparison to their peers due to adverse business developments or other factors. Value oriented funds will typically underperform when growth investing is in favor."

5. In the section of the Prospectus entitled "Who Manages the Fund?" on page 20, please add the following under the section, "The Fund's Portfolio Managers Are:"



         KATHLEEN M. FOODY-MALUS

     Kathleen M. Foody-Malus has been the manager of the Federated Mortgage Core Fund since its inception. Ms. Foody-Malus joined Federated in 1983 and has been a Senior Portfolio Manager since 1996 and a Vice President of the Fund's Adviser since 1993. She was a Portfolio Manager and a Vice President of the Fund's Adviser from 1993 to 1996. Ms. Foody-Malus received her M.B.A. in Accounting/Finance from the University of Pittsburgh.








                                                      September 29, 2000




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Federated Investors

Federated Securities Corp., Distributor
Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
www.federatedinvestors.com
Cusip 313911109
Cusip 313911208
Cusip 313911307
25836 (9/00)                                                            515372